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Exhibit 4.6

[FRONT]

CAPITAL STOCK	CAPITAL STOCK
PAR VALUE $.01 200,000,000 SHARES AUTHORIZED	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR DENVER, CO
Certificate Number	[GRAPHIC DESIGN]	Shares
[SPECIMEN]		[SPECIMEN]

ST. MARY LAND & EXPLORATION COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT [SPECIMEN]	CUSIP 792228 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of [SPECIMEN]

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF

St. Mary Land & Exploration Company, transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

ANTHONY J. BEST		DATED:
Chief Executive Officer and President		COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY,
	[CORPORATE SEAL]	N.A. (DENVER)
TRANSFER AGENT AND REGISTRAR
DAVID W. HONEYFIELD
Senior VP-CFO, Secretary, and Treasurer		By Authorized Signature

SECURITY INSTRUCTIONS ON REVERSE

[BACK]

ST. MARY LAND & EXPLORATION COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust)	(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT	—	survivorship and not as tenants in common Custodian (until age )
					(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:	20	Signature:
Signature(s) Guaranteed:		Signature:	NOTICE: THE SIGNATURE TO THIS
BY:
	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.		ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

QuickLinks

  Exhibit 4.6